UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2009

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

     On November 18, 2009, Pall Corporation (the “Registrant”) reported sales for its first quarter ended October 31, 2009. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 to this report.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 18, 2009, the shareholders of the Registrant approved amendments to the Management Stock Purchase Plan (the “Management Plan”) and approved the 2005 Stock Compensation Plan, as amended (the “Stock Plan,” and together with the Management Plan, the “Plans”).  The Registrant’s Board of Directors (the “Board”) amended the Plans on July 16, 2009 subject to shareholder approval.  The “named executive officers” of the Registrant, Chairman and Chief Executive Officer, Eric Krasnoff; President, Donald Stevens; Chief Financial Officer and Treasurer, Lisa McDermott; Group Vice President and President Pall Life Sciences, Roberto Perez; and Senior Vice President, General Counsel and Corporate Secretary, Sandra Marino; are all participants in the Plans. The material terms of the Plans are described on pages 58-70 in the Registrant’s Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 9, 2009 and incorporated herein by reference.

     The amendments to the Management Plan increase the number of shares of common stock available for purchase under the Plan by 150,000 shares (for an aggregate total of 3,150,000 shares of common stock available under the Plan).

     The amendments to the Stock Plan consist of the following:

i.

an increase in the number of shares of common stock available for distribution under the Plan by 2,700,000 shares, of which 2,000,000 shares will be available for issuance with respect to the exercise of stock options and 700,000 shares will be available for issuance with respect to awards of restricted or performance based units or shares (for an aggregate total of 8,700,000 shares of common stock available under the Plan), and

ii.

an increase in the total number of shares of common stock with respect to which options may be granted to an Eligible Employee (as defined in the Stock Plan) from 300,000 shares during any 24 consecutive month period to 600,000 shares during any calendar year.

     The Management Plan and Stock Plan as included in the Proxy Statement as Appendix C and Appendix D, respectively, are incorporated herein by reference.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On November 18, 2009, the Board approved an amendment to the Registrant’s By-laws changing the number of directors on the Board from 12 to 11. The amendment was effective immediately.

ITEM 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

3(ii)	Registrant’s By-Laws, as amended through November 18, 2009.
99	Press Release, dated November 18, 2009 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

	/s/	FRANCIS MOSCHELLA
November 23, 2009		Francis Moschella
Vice President – Corporate Controller
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
3(ii)	Registrant’s By-Laws, as amended through November 18, 2009.
99	Press Release, dated November 18, 2009 (furnished pursuant to Item 2.02).